SUPPLEMENT DATED MARCH 17, 2026 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Multi-Strategy Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
Effective June 30, 2026:
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Chris Devine, CFA	Portfolio Manager	2020

Tarun Gupta, PhD	Portfolio Manager	2020

Jan Grindrod, CFA	Portfolio Manager	2026

Scott Hixon, CFA	Portfolio Manager	2020

The following information replaces in its entirety the bulleted list appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
▪
Chris Devine, CFA, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 1998.
▪
Tarun Gupta, PhD, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2019.
▪
Jan Grindrod, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco and/or its affiliates since 2013.
▪
Scott Hixon, CFA, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 1994.
Effective June 30, 2026, Scott Wolle will no longer serve as a Portfolio Manager of the Fund. At that time, all references to Mr. Wolle in the Summary and Statutory Prospectuses and SAI will be deemed to be removed.
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